UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2007

JOHN H. HARLAND COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-06352	58-0278260
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2939 Miller Road
Decatur, Georgia	30035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 981-9460

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On April 4, 2007, John H. Harland Company (the “Company”) issued a press release announcing that the Department of Justice today granted early termination of the waiting period applicable to the merger of the companies under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and that the parties now expect the transaction to close during the second quarter of 2007.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

99.1             Press release, dated April 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN H. HARLAND COMPANY
(Registrant)

Date: April 4, 2007

	By:	/s/ Philip A. Theodore
Philip A. Theodore
Senior Vice President and
General Counsel

Exhibit Index

99.1         Press release, dated April 4, 2007.